UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2011
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28298	94-3154463
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Signatures
EXHIBIT INDEX
EX-10.19

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
2011 Annual Salaries, 2010 Fiscal Year Cash Bonuses and Equity Compensation Awards
On February 3, 2011, the Board of Directors of Onyx Pharmaceuticals, Inc. (“Onyx”), on the recommendation of the Compensation Committee (the “Committee”), approved the 2011 annual salaries (effective retroactively to January 1, 2011), 2010 fiscal year cash bonuses and 2011 equity compensation awards for certain of Onyx’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”)). The Committee annually evaluates the performance, and determines the compensation of Onyx’s executive officers based on the Committee’s assessment of the individual’s performance, corporate performance and relative compensation for competitive positions in similar publicly-traded biopharmaceutical companies. The named executive officers’ salaries may be changed, and new equity awards may be awarded, at any time at the discretion of the Committee or the Board of Directors. The 2011 annual salaries, 2010 fiscal year cash bonuses and 2011 equity compensation awards for certain of the named executive officers are set forth in Exhibit 10.19 hereto and are incorporated herein by reference.
Onyx Appoints William Ringo to Board of Directors
On February 3, 2011, the Board of Directors increased its authorized number of members from seven to eight and appointed William Ringo to the newly created vacancy, as a Class III director, to serve until the 2011 annual meeting of stockholders, or until his successor is elected and qualified. Mr. Ringo has over 35 years of experience in the pharmaceutical, biotechnology and financial industries. He currently serves as Executive Partner at Sofinnova Ventures, a venture capital firm based in Silicon Valley and as a Senior Advisor to Barclays Capital. Mr. Ringo will serve on Onyx’s Audit Committee and Nominating and Corporate Governance Committee, replacing Thomas G. Wiggans, who will step down from the Audit Committee, and Paul Goddard, who will step down from the Nominating and Corporate Governance Committee.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Number	Description

10.19	Base Salaries for Fiscal Year 2011, Cash Bonuses for Fiscal Year 2010 and 2011 Equity Compensation Awards for Certain Named Executive Officers.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2011	ONYX PHARMACEUTICALS, INC.
	By:	/s/ Matthew K. Fust
Matthew K. Fust
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

10.19	Base Salaries for Fiscal Year 2011, Cash Bonuses for Fiscal Year 2010 and 2011 Equity Compensation Awards for Certain Named Executive Officers.